UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

LHC GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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Important Information

The following communications relate to the proposed acquisition of LHC Group, Inc., a Delaware corporation (the “Company”), by UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), pursuant to the Agreement and Plan of Merger, dated as of March 28, 2022, by and among the Company, UnitedHealth Group and Lightning Merger Sub Inc., a wholly owned subsidiary of UnitedHealth Group.

On March 29, 2022, the Company distributed (i) a joint communication by the Company and UnitedHealth Group summarizing the proposed acquisition, (ii) a set of key messages being made available to the Company’s employees, (iii) a set of key messages being made available to UnitedHeath Group’s employees, (iv) a set of frequently asked questions for employees, (v) an email message to all employees of the Company and (vi) a video message to all employees of the Company.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed acquisition of the Company by UnitedHealth Group and financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed acquisition, the satisfaction of the closing conditions to the proposed acquisition, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed acquisition due to the failure to obtain stockholder approval for the proposed acquisition or the failure to satisfy other conditions to completion of the proposed acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed acquisition; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the proposed acquisition and the significant costs that LHC will and has incurred in connection with the proposed acquisition; the effect of the announcement of the proposed acquisition on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

Joint Communication Summarizing Proposed Transaction

Optum and LHC Group to combine, advancing abilities to extend value-based care into patients’ homes

Strategic rationale

•  Optum and LHC Group are combining to accelerate our ability to provide compassionate and comprehensive care to patients and their families in settings that are most comfortable for them, improving the patient experience and care outcomes.

•  This combination will advance value-based care and patient outcomes by uniting a national provider of high-quality home health and post-acute care services with an innovative leader in improving operational and clinical performance.

Our combined capabilities will be able to advance high-quality value-based care, especially in the comfort of a patient’s own home, improving the patient experience and care outcomes.

–

LHC Group is widely recognized as one of the highest-quality providers of a wide array of post-acute care services across 37 states and the District of Columbia including home health and home hospice to patients suffering from acute or chronic illness, recovering from injury or surgery or who otherwise require care, teaching and monitoring.

–	Optum brings comprehensive clinical expertise, innovative technologies and extensive experience in improving operational and clinical performance.

–

Together, we will provide patients new capabilities that advance comprehensive care with more personalized health services whether they are in the home, community-based facility, in the clinic or virtually.

•	As demand for value-based care increases, we will elevate the home health care experience, prioritizing quality and seamless coordination that reduces fragmentation and complexity.

•	Together, we will be able to serve more people with high-quality care in the home, and better meet the dynamic and complex needs of the growing senior and Medicare population.

Customer benefits

Patients

Keeping patients at the center of everything we do, we will drive more consistent, seamless and high-quality home health services that better supports both patients and their family caregivers in navigating complex care needs.

Health systems As a combined organization, we will improve comprehensive care coordination and outcomes — further advancing the transition to value-based care.	Health care payers We will accelerate our ability to deliver integrated, high-quality experiences to improve health outcomes, while reducing cost.

Post-regulatory approval integration philosophy

•	Pending all customary regulatory approvals, LHC Group capabilities and assets will transition to Optum.

•

The culture of the merged organization will focus on delivering compassionate integrated care and high- touch experiences focused on patients to advance value-based care and excellence in high-quality home and community-based care.

•	LHC Group’s team members will join Optum Health. LHC Group’s leadership team will remain in place and help shepherd in a new era for both Optum and LHC Group – and those we serve.

•

Every integration decision point is an opportunity to meet the standard of not just “best of both” but “best in class” including talent and culture, operating model, product and technology, client relationships, and operations.

Additional information and where to find it

This document may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC Group’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. LHC Group stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC Group’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC Group’s website at http://investor.lhcgroup.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Cautionary statement regarding forward-looking statements

This document may contain statements, estimates, projections or guidance that constitute “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the proposed transaction, including approval of the proposed transaction by LHC Group’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedules; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) there may be a material adverse effect regarding LHC Group or its business; (iv) the failure to complete or receive the anticipated benefits from the proposed transaction, including due to the failure to successfully integrate the businesses and technologies; (v) revenues following the proposed transaction may be lower than expected; (vi) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, payors or joint venture and other partners) may be greater than expected; (vii) the retention of certain key employees at LHC Group; (viii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (ix) risks related to diverting management attention from ongoing business operations; (x) the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; (xi) the outcome of any legal proceedings that may be instituted against UnitedHealth Group (“UNH”) or LHC Group related to the proposed transaction; (xii) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations, including inflation, labor shortages and further economic disruption resulting from the war in Ukraine; (xiii) there may be changes in the market price of LHC Group’s common stock; (xiv) risks associated with the ongoing COVID-19 pandemic and other public health crises or largescale medical emergencies; and (xv) the other factors relating to UNH and LHC Group discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year and in their other filings with the Securities Exchange Commission (SEC), which are available at http://www.sec. gov. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. Neither UNH nor LHC Group assumes any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Participants in Solicitation

LHC Group and its directors and executive officers may be deemed “participants” in the solicitation of proxies from stockholders of LHC Group in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the LHC Group stockholders in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about LHC Group’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

No Solicitation

UNH, its directors and executive officers are not soliciting proxies from the stockholders of LHC in connection with the proposed acquisition and are not participants in the solicitation of proxies by LHC. UNH is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC.

LHC Group Key Messages to Employees

It’s all about helping more people.

1)	LHC Group and Optum have agreed to combine to further strengthen their shared ability to advance value based care, especially in the comfort of a patient’s own home.

2)

Since its founding in 1994, LHC Group’s mission has been “It’s all about helping people.” By combining with the full range of resources and complementary service lines of Optum, LHC Group will be well positioned to accelerate its growth in existing and new markets serving more people — more employees with more opportunities for personal and professional growth; more patients and families; more communities; more hospital and provider partner; more payors; and in more places around the country and throughout the world.

3)

Optum is a leading information and technology-enabled health services business dedicated to helping make healthcare work better for everyone. With more than 180,000 employees worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve population health. Optum is part of UnitedHealth Group, the fifth largest company in the U.S. and the largest healthcare company in the world.

4)

LHC Group’s Home Office operations will remain in Lafayette, LA where the combination of these two organizations positions Lafayette to become the home healthcare center for the largest healthcare company in the world. All other remote and home office operations will continue from existing locations and LHC Group leadership, management and employees will continue to provide services and support from its 964 locations across 37 states and the District of Columbia.

5)

Since its founding in 1994, LHC Group has made many strategic business decisions that best afforded it to grow and finance its mission of helping more people, including creating its first hospital joint venture in 1998, going public in 2005, the transformational merger of Almost Family in 2018, and again with the decision to join Optum.

6)

LHC Group’s and Optum’s unique and complimentary cultural alignment will benefit all employees and create more access to the highest-quality and most efficient cost-of-care for those who need and deserve it most – our country’s seniors, veterans, disabled and chronically ill.

7)

The all-cash transaction is expected to close in the second half of 2022, subject to LHC Group stockholder approval, regulatory approvals, and other customary closing conditions. The agreement calls for the acquisition of LHC Group’s common stock for $170.00 per share and has been unanimously approved by both LHC Group’s and Optum/UnitedHealth Group’s board of directors.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed acquisition of the Company by UnitedHealth Group and financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed acquisition, the satisfaction of the closing conditions to the proposed acquisition, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed acquisition due to the failure to obtain stockholder approval for the proposed acquisition or the failure to satisfy other conditions to completion of the proposed acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed acquisition; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the proposed acquisition and the significant costs that LHC will and has incurred in connection with the proposed acquisition; the effect of the announcement of the proposed acquisition on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner;

macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

Optum Key Messages to Employees

LHC Group, a leading patient-focused provider of high-quality home health and post-acute care services, is combining with Optum.

•	LHC Group and Optum share a dedicated focus of providing compassionate care to patients and their families in settings that are most comfortable for them.

•

LHC Group provides a wide array of post-acute care services across 37 states and Washington, DC including home health and home hospice to patients suffering from acute or chronic illness, recovering from injury or surgery or who otherwise require care, teaching and monitoring.

•	LHC Group’s focus on high-quality, person-centered care and a more seamless, coordinated care journey make it a perfect partner with Optum.

With this combination, Optum and LHC Group will be to able advance value based care, especially in the comfort of a patient’s own home, improving the patient experience and care outcomes.

•	As we look to better support and serve the growing senior population, the combination of Optum and LHC Group will bring expanded solutions to those we serve to address their dynamic and complex needs.

•

LHC Group’s history of high-quality home and community-based care matched with Optum’s extensive value-based care experience and resources will accelerate our ability to deliver compassionate integrated care and high-touch experiences focused on patients. LHC Group’s business will expand the Home and Community services currently provided by Optum Health.

•

As demand for value based care increases, partnering with LHC Group will help us elevate the home health care experience, prioritizing quality and seamless coordination that reduces fragmentation and complexity.

Aligned with Optum’s mission and values, LHC Group’s dedicated team brings a long track record of high-quality care and positive patient experiences.

•

LHC Group has been a trusted health care partner to patients and families when they need it the most. Their mission to help people with exceptional care and unparalleled service, focused on transforming the delivery of health care will enhance the work we do across Optum and UnitedHealth Group in meaningful and personal ways.

•

We will welcome LHC Group’s team members to Optum Health under the leadership of Dr. Wyatt Decker. LHC Group’s leadership team will remain in place and help shepherd in a new era for both Optum and LHC Group – and those we serve.

•	The combination will honor the strong and compassionate culture of LHC Group while offering team members opportunities to grow and advance in their careers.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC Group’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. LHC Group stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC Group’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC Group’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain statements, estimates, projections or guidance that constitute “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the proposed transaction, including approval of the proposed transaction by LHC Group’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedules; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) there may be a material adverse effect regarding LHC Group or its business; (iv) the failure to complete or receive the anticipated benefits from the proposed transaction, including due to the failure to successfully integrate the businesses and technologies; (v) revenues following the proposed transaction may be lower than expected; (vi) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, payors or joint venture and other partners) may be greater than expected; (vii) the retention of certain key employees at LHC Group; (viii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (ix) risks related to diverting management attention from ongoing business operations; (x) the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; (xi) the outcome of any legal proceedings that may be instituted against UnitedHealth Group (“UNH”) or LHC Group related to the proposed transaction; (xii) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations, including inflation, labor shortages and further economic disruption resulting from the war in Ukraine; (xiii) there may be changes in the market price of LHC Group’s common stock; (xiv) risks associated with the ongoing COVID-19 pandemic and other public health crises or large-scale medical emergencies; and (xv) the other factors relating to UNH and LHC Group discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year and in their other filings with the Securities Exchange Commission (SEC), which are available at http://www.sec.gov. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. Neither UNH nor LHC Group assumes any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Participants in Solicitation

LHC Group and its directors and executive officers may be deemed “participants” in the solicitation of proxies from stockholders of LHC Group in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the LHC Group stockholders in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about LHC Group’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

No Solicitation

UNH, its directors and executive officers are not soliciting proxies from the stockholders of LHC in connection with the proposed acquisition and are not participants in the solicitation of proxies by LHC. UNH is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC.

Employee FAQs

LHC Group + Optum

Transaction

•	What is happening and why?

LHC Group and Optum (part of UnitedHealth Group) are combining to address the unprecedented demand for in-home healthcare.

•	Who are Optum and UnitedHealth Group?

Optum is a leading information and technology-enabled health services business dedicated to helping make healthcare work better for everyone. With more than 180,000 employees worldwide, Optum delivers intelligent, integrated solutions that help modernize the health system and improve population health. Optum is part of UnitedHealth Group, the fifth largest company in the U.S. and the largest healthcare company in the world.

•	When is this happening?

The agreement, which has been unanimously approved by both LHC Group and UnitedHealth Group boards of directors, is expected to be finalized and close in the second half of 2022.

•	How is this good for patients?

“It’s all about helping people” has been our mission statement since our earliest days. With the added resources, experience, and expanded healthcare services offered by Optum, our mission will evolve into “It’s all about helping more people.”

•	Will our patients be notified of this transaction?

Since there will be no disruption of service, there is no need to notify patients of this transaction.

•	Will we be limited to accept only Optum/UHG patients?

We will continue to serve a diversified patient base accepting all Medicare and other payors under contract.

•	Will our company name or local brand names change?

To prevent unnecessary disruption of care, names and brands (LHC Group and local) will remain intact.

Employment

•

Will Full-time, Part-time and/or PRN employees be required to re-apply for their positions? Employees will remain with LHC Group as they are today without need for re-application to their current role.

•	Will we be required to complete new background checks and drug screens?

New background checks and/or drug screens will not be required for existing employees.

•	Will my job title change?

There are no current plans to change job titles.

•	Will we keep our seniority?

Employees will maintain their existing recognized date of hire.

Salary and Compensation

•	Will pay date schedules change?

There are no plans to change the current pay date schedule.

•	Will my job status and compensation change?

Employees’ job status (FT/PT/PRN) and method of payment (Per Visit/Hourly/Salaried) at the time of transaction will remain unchanged. There are no current plans to change compensation.

•	Will holiday pay change?

There are no current plans to change the Holiday pay policy.

Insurance and Benefits

•	What type of benefits will be offered to employees?

At this time, the existing benefits will remain unchanged with the exception of the Employee Stock Purchase Plan (ESPP). The LHC Group ESPP will not be offered post-announcement of the transaction. More details regarding the ESPP will be forthcoming as we move towards formal closing.

•	Who will the medical insurance carrier be?

The existing medical insurance offerings, provider network, and third-party administrator will remain unchanged. We will continue to monitor our medical insurance to ensure we are offering an affordable, competitive and well-designed benefit plan.

•	Will we be able to continue to participate in our existing 401(k)?

At this time, the existing 401(k) plan, company match, and vesting schedule will remain unchanged.

•	Will PTO remain the same?

At this time, the existing PTO policy will remain unchanged. PTO balances will carry forward at the time of transaction.

Operations

•	Will service to patients be impacted?

Patient care will not be disrupted, and patients will continue to receive the highest quality care. This transaction will create enhancements to the delivery of care that will ultimately benefit more patients and families. “It’s all about helping more people.”

•	Will we continue to be supported by the existing Home Office locations?

The support you currently receive from Home Office will remain unchanged. As we have done previously, we will continue to improve and optimize our service from home office.

•	Will our Electronic Medical Record (EMR) system change? Current EMR platforms will remain unchanged.

•	Will the mileage reimbursement policy change?

The current mileage reimbursement policy and associated state-specific mileage rates will remain unchanged at the time of closing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed acquisition of the Company by UnitedHealth Group and financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed acquisition, the satisfaction of the closing conditions to the proposed acquisition, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed acquisition due to the failure to obtain stockholder approval for the proposed acquisition or the failure to satisfy other conditions to completion of the proposed acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed acquisition; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the proposed acquisition and the significant costs that LHC will and has incurred in connection with the proposed acquisition; the effect of the announcement of the proposed acquisition on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

Keith and Ginger Myers Email to All Employees

FROM: KEITH AND GINGER MYERS

DATE: March 29, 2022

SUBJECT: A Message from our CEO: Announcing Agreement to Join Optum

A Message from Keith and Ginger: Announcing Agreement to Join Optum To: All Employees

Good morning, everyone –

Moments ago, we issued a press release announcing the signing of a merger agreement with Optum, Inc., a diversified health services company and part of UnitedHealth Group, and we wanted to personally share this good news with all of you!

Along with our LHC Group board of directors and leadership team, we’ve made this decision to join forces with our friends at Optum based on the long-term best interests of the growing number of people in our country who need and desire the services we provide – as well as our employees, hospital partners, referral sources, and all LHC Group stakeholders.

As we all know, there is an unprecedented and growing demand for high-quality in-home healthcare, and in order to remain true to our founding mission and purpose, we are obligated to do everything in our power to help meet that demand by making the services we provide accessible to as many people as possible. Partnering with Optum will better position us to meet the growing demand for in-home healthcare and remain true to our founding mission and purpose.

Our new colleagues at Optum serve and partner with:

•	Nearly 9 out of 10 Fortune 100 companies

•	4 out 5 health plans

•	9 out of 10 hospitals and more than 67,000 pharmacies, physicians, practices, and other care facilities across the country

•	Presence in all 50 states and the District of Columbia, including 22 direct market relationships

•	More than 127 million individual consumers

We anticipate the effective date to be in the second half of this year. We will keep you posted along the way, and you can find up-to-date information on the LHC Group Employee Home Page.

Over the past 28 years, we’ve made a number of significant strategic decisions that have served us well, such as partnering with Opelousas General Hospital to form our first hospital joint venture in 1998; going public in 2005; and our transformational merger with Almost Family in 2018. This decision to partner with Optum is another logical step in the evolution of our LHC Group family and our founding mission of service.

At this momentous time, we want you all to know how proud and appreciative we are of all of you. Your hard work and dedication to your respective professions, your unwavering commitment to excellence, and your genuine care and concern for each unique person entrusted to our care is what makes our LHC Group family special and has made this opportunity for our team possible. It’s all about helping people!

Thank you for all that you do!

Sincerely,

Keith	Ginger

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed acquisition of the Company by UnitedHealth Group and financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed acquisition, the satisfaction of the closing conditions to the proposed acquisition, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed acquisition due to the failure to obtain stockholder approval for the proposed acquisition or the failure to satisfy other conditions to completion of the proposed acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed acquisition; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the proposed acquisition and the significant costs that LHC will and has incurred in connection with the proposed acquisition; the effect of the announcement of the proposed acquisition on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

Keith and Ginger Myers (LHC) and Wyatt Decker (Optum) Video Transcript to All Employees

Keith Myers: Our first joint partnership was with Opelousas General Hospital. In four years, Ginger and her team of nurses had built a home health agency that had earned the lion’s share of the market, and the hospital had a home health agency, and they were thinking about closing the agency down.

Ginger Myers: That home health was known so well in the community as the hospital was, and they did a beautiful job with what they could. It was like, why should that go away.

Keith Myers: Proactively I mean, we reached out to the hospital and said, what about if we combine the two home health agencies and become partners.

Wyatt Decker: Our focus at LHC Group on excellence, clinical excellence, and this is objectively measured by this organization so they provide some of the highest quality home care that’s available in the country today. So now we’ll be able to take the skills and offerings of LHC Group and offer them to Optum Health patients much, much more broadly. We have over 4 million patients in value based arrangements and we’re very excited to be able to offer the services of LHC Group to these individuals.

Ginger Myers: I’m most proud of how many people that LHC Group can reach out to and really make a difference, in the elderly or in the hospice patients. We can actually make the final years of people’s lives, the finest years of their life.

Wyatt Decker: As a practicing emergency physician, I’ve seen firsthand how health care can work amazingly well, and I’ve seen firsthand what happens when someone doesn’t have access to primary care or home care and ends up in an emergency room in a crisis. At Optum, we’re constantly challenging ourselves to say, how can we do more to serve the patients and people who need health care? And we recognize that we have an opportunity to be able to provide more care in the home, particularly as people age. Many prefer to age in place. How can we serve their health care needs as people return from a hospital setting? How can we help them get back on their feet more quickly by providing that care in the home? So it’s honestly a perfect match. Both organizations have a deep commitment to excellence and service of others, and LHC Group brings this comprehensive set of capabilities that helps to care for people in the home and fits in very nicely with our already established home and community care offerings.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed acquisition of the Company by UnitedHealth Group and financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed acquisition, the satisfaction of the closing conditions to the proposed acquisition, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed acquisition due to the failure to obtain stockholder approval for the proposed acquisition or the failure to satisfy other conditions to completion of the proposed acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed acquisition; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the proposed acquisition and the significant costs that LHC will and has incurred in connection with the proposed acquisition; the effect of the announcement of the proposed acquisition on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.